Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350 AND EXCHANGE ACT RULES 13a-14(b) AND 15d-14(b)

(Section 906 of the Sarbanes-Oxley Act of 2002)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of China Power Equipment, Inc. (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended September  30, 2011 of the Company fully complies, in all material respects, with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 11, 2011
	By:	/s/ Yongxing Song
Name: Yongxing Song
Title: Chief Executive Officer and President (Principal Executive Officer)

Dated: November 11, 2011
	By:	/s/ Elaine Zhao
Name: Elaine Zhao
Title: Chief Financial Officer (Principal Financial and Accounting Officer)